39015-P1 08/24

Statutory Prospectus Supplement	August 30, 2024

Putnam Sustainable Retirement Funds

Prospectus dated November 30, 2023

Effective immediately, similar disclosure under the headings Information about each underlying fund’s investment strategy is deleted in its entirety and replaced with the following:

Putnam ESG Core Bond ETF (“Core Bond ETF”)

Core Bond ETF invests mainly in a diversified portfolio of investment-grade fixed-income securities with a focus on companies or issuers that Franklin Advisers, Inc., the fund’s investment manager, believes meet relevant ESG criteria on a sector-specific basis. Under normal circumstances, Core Bond ETF invests at least 80% of the value of its net assets in fixed-income securities that meet the investment manager’s ESG criteria. For a further discussion of Core Bond ETF’s investment strategy, please turn to the section What are the funds’ and each underlying fund’s main investment strategies and related risks? beginning on page 182.

Putnam ESG High Yield ETF (“High Yield ETF”)

High Yield ETF invests mainly in bonds that are below investment grade in quality (sometimes referred to as “junk bonds”) with a focus on companies or issuers that Franklin Advisers, Inc., the fund’s investment manager, believes meet relevant ESG criteria on a sector-specific basis. High Yield ETF invests mainly in bonds that also have one or more of the following characteristics: (1) are obligations of U.S. companies or issuers and (2) have intermediate- to long-term maturities (three years or longer). Under normal circumstances, High Yield ETF invests at least 80% of the value of its net assets in fixed-income securities rated below investment grade that meet the investment manager’s ESG criteria. For a further discussion of High Yield ETF’s investment strategy, please turn to the section What are the funds’ and each underlying fund’s main investment strategies and related risks? beginning on page 182.

Putnam ESG Ultra Short ETF (“Ultra Short ETF”)

Ultra Short ETF invests in a diversified short duration portfolio of fixed-income securities comprised of investment-grade money market and other fixed-income securities, including U.S. dollar-denominated foreign securities of these types, with a focus on companies or issuers that Franklin Advisers, Inc., the fund’s investment manager, believes meet relevant ESG criteria, on a sector-specific basis. Under normal circumstances, Ultra Short ETF invests at least 80% of the value of its net assets in fixed-income securities that meet the investment manager’s ESG criteria.  For a further discussion of Ultra Short ETF’s investment strategy, please turn to the section What are the funds’ and each underlying fund’s main investment strategies and related risks? beginning on page 182.

Effective immediately, similar disclosure under the headings Risks Related to Investing in ETFs is deleted in its entirety and replaced with the following:

Large shareholder risk. Each underlying fund may be an investment option for mutual funds that are managed by Franklin Resources, Inc. (Franklin Templeton) and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in an underlying fund, including affiliates of Franklin Templeton through seed capital arrangements. Such shareholders may at times be considered to control an underlying fund. Dispositions of a large number of shares by these shareholders may adversely affect an underlying fund’s liquidity and net assets to the extent such transactions are executed directly with the underlying fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force an underlying fund to sell securities, which may increase the underlying fund’s brokerage costs. In addition, underlying fund returns may be adversely affected if an underlying fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions. To the extent these large shareholders transact in shares of an underlying fund on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect (upward or downward) on the market price of the underlying fund’s shares.

Effective immediately, the section Investments in the description of Putnam ESG Core Bond ETF, Putnam ESG High Yield ETF, and Putnam ESG Ultra Short ETF that appears in the section What are the funds’ and each underlying fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

Investments

Core Bond ETF invests mainly in a diversified portfolio of investment-grade fixed-income securities, with a focus on companies or issuers that the fund’s investment manager believes meet relevant ESG criteria on a sector-specific basis.

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Core Bond ETF invests mainly in bonds of governments and private companies located in the United States that are investment-grade in quality with intermediate- to long-term maturities (three years or longer). Investment-grade securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that the fund’s investment manager believes are of comparable quality. Core Bond ETF also may invest in below-investment-grade investments. However, Core Bond ETF will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities that the fund’s investment manager believes are of comparable quality. Core Bond ETF will not necessarily sell an investment if its rating is reduced (or increased) after purchase. Core Bond ETF may also invest in foreign fixed-income investments, although foreign investments do not represent a primary focus of Core Bond ETF.

High Yield ETF invests mainly in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”) with a focus on companies or issuers that the fund’s manager believes meet relevant ESG criteria on a sector-specific basis. High Yield ETF invests mainly in bonds that also have one or more of the following characteristics: (1) are obligations of U.S. companies or issuers and (2) have intermediate- to long-term maturities (three years or longer). High Yield ETF invests with a focus on companies or issuers that the fund’s investment manager believes meet relevant ESG criteria on a sector-specific basis.

Ultra Short ETF invests in a diversified short-duration portfolio of fixed-income securities comprised of investment-grade money market and other fixed-income securities, including U.S. dollar-denominated foreign securities of these types, with a focus on companies or issuers that the fund’s investment manager, believes meet relevant ESG criteria.

Ultra Short ETF’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. Ultra Short ETF may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of Ultra Short ETF’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer Ultra Short ETF’s duration, the more sensitive Ultra Short ETF is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of Ultra Short ETF is not expected to exceed four years.

Each of Core Bond ETF, High Yield ETF and Ultra Short ETF may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

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Under normal circumstances, each of Core Bond ETF and Ultra Short ETF invests at least 80% of the value of its net assets in fixed-income securities that meet the investment manager’s ESG criteria, while High Yield ETF invests at least 80% of the value of its net assets in fixed-income securities rated below investment grade that meet the investment manager’s ESG criteria. These policies are non-fundamental and may be changed only after 60 days’ notice to shareholders. The investment manager may not apply ESG criteria to investments that are not subject to Core Bond ETF’s, Ultra Short ETF’s and High Yield ETF’s 80% policies, and such investments may not meet the investment manager’s ESG criteria. Each fund will not necessarily sell an investment if it no longer meets the investment manager's ESG criteria after purchase, subject to compliance with the 80% policy.

In evaluating investments for each of Core Bond ETF and Ultra Short ETF, the investment manager identifies relevant ESG criteria for specific sectors, subsectors or countries using an internally developed framework, which may take into account independent third party ESG data. The investment manager identifies specific ESG criteria (i.e., quality of board, product safety and quality, workforce relations, lending criteria, emissions and waste management, energy efficiency, or governmental corruption, among others) and assigns a percentage weighting to those criteria based on the investment manager’s assessment of which criteria are more or less important. The investment manager then categorizes the relevance of each ESG criterion and assigns each criterion a percentage weighting. As part of this analysis, the investment manager may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, renewable energy consumption, water use and re-use, waste diversion from landfill, employee safety and diversity data, FICO credit scores and income statistics for borrowers, supplier audits, product safety, board composition, or the Global Peace Index. After evaluating these criteria and applying the established weightings, the investment manager will assign each company, issuer or country, as applicable, a proprietary ESG rating ranging from a 5.0 to a 1.0 with 5.0 indicating the highest (best) ESG rating and 1.0 indicating the lowest (worst) ESG rating. In order to meet the investment manager’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must generally be rated 2.5 or above by the investment manager.

In evaluating investments for High Yield ETF, the investment manager identifies relevant ESG criteria for specific sectors, subsectors or countries using an internally developed framework, which may take into account independent third party ESG data. The investment manager identifies specific ESG criteria (i.e., quality of board, quality of management, product safety and quality, workforce relations, emissions and waste management, or energy management, among others) and assigns a percentage weighting to those criteria based on the investment manager’s assessment of which ESG criteria are more or less important. As part of this analysis, the investment manager may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria and applying the established weightings, the investment manager will assign each company, issuer or country, as applicable, a proprietary ESG rating ranging from a 5.0 to a 1.0 with 5.0 indicating the highest (best) ESG rating and 1.0 indicating the

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lowest (worst) ESG rating. In order to meet the investment manager’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must generally be rated 2.5 or above by the investment manager. While the investment manager may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

For corporate credit (i.e., investment grade-rated and below investment grade-rated securities), the investment manager also applies a momentum factor in determining the ESG rating of a company or issuer based on the investment manager’s view of whether the performance of the company or issuer under the relevant ESG criteria is expected to improve or decline. If an issuer is rated 2.0 or above and has a positive momentum factor, a company or issuer will be viewed as meeting the investment manager’s criteria for purposes of the above-referenced non-fundamental policy. Conversely, if an issuer has a negative momentum factor, it will be viewed as meeting the investment manager’s criteria for purposes of the above-referenced non-fundamental policy only if it’s rated a 3.0 or above.

While the investment manager may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supplied from renewable sources, reduce greenhouse gas emissions per capita (Core Bond ETF and Ultra Short ETF only), or improve product design to be less resource intensive. Social criteria include, for example, labor practices, supply chain management, and community relations (Core Bond ETF and Ultra Short ETF only). ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, improved stewardship of supplier relationships and working conditions, lending to underserved populations (Core Bond ETF and Ultra Short ETF only), or the degree of universal health coverage (Core Bond ETF and Ultra Short ETF only). Governance criteria include, for example, board composition, executive compensation, debt structures that improve transparency (Core Bond ETF and Ultra Short ETF only), and bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, alignment of governmental or management incentives with appropriate strategic ESG objectives, and disclosure of operating and ESG metrics to bondholders (Core Bond ETF and Ultra Short ETF only).

In the corporate credit sector, the investment manager combines fundamental analysis with relevant ESG insights with a forward-looking perspective. The investment manager believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile.

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For Core Bond ETF and Ultra Short ETF, the investment manager believes that securitized debt instruments present unique challenges in applying ESG criteria due to the presence of various asset types, counterparties involved, and the complex structure of the securitized debt market along with a lack of available ESG-related data. In evaluating securitized debt instruments for potential investment, the investment manager takes a broad approach, analyzing both the terms of the transaction, including the asset type being securitized, the terms of the transaction, structure of the securitization, as well as key counterparties. Opportunities are analyzed at the asset level within each securitization and each subsector to identify assets that meet relevant ESG thresholds. Additionally, in evaluating securitized debt instruments, the investment manager analyzes relevant ESG criteria regarding the originator, servicers, or other relevant counterparties.

For Core Bond ETF and Ultra Short ETF, in the sovereign debt sector, the investment manager uses quantitative modeling and fundamental research to evaluate countries across a variety of ESG criteria (i.e., natural resource dependence and level of public corruption) and non-ESG criteria (i.e., global economic conditions, market valuations, and technical factors. The investment manager believes that sovereign issuers with better ESG scores generally benefit from lower borrowing costs and that ESG criteria may influence the perception of the credit risk of a country’s debt.

For each of Core Bond ETF, High Yield ETF and Ultra Short ETF, the investment manager evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. The investment manager believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to bonds, each of Core Bond ETF, High Yield ETF, and Ultra Short ETF may also invest in other fixed-income instruments, including loans (Ultra Short ETF only) and bank loans (High Yield ETF only). In addition to the main investment strategies described above, each ETF may make other types of investments, such as investments in equity securities (High Yield ETF only), assignments of and participations in fixed and floating rate bank loans (Core Bond ETF and High Yield ETF only), asset-backed bonds and notes (High Yield ETF only), hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. Each ETF may also use derivatives, such as futures, options, certain foreign currency transactions (Core Bond ETF and High Yield ETF only), and swap contracts, for both hedging and non-hedging purposes, although they do not represent a primary focus of Ultra Short ETF.

Shareholders should retain this Supplement for future reference.

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